UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2011

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52089	36-4528166
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Broadway, 14th Floor Cambridge, Massachusetts		02142
(Address of principal executive offices)		(Zip Code)

(617) 475-1520

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 9, 2011, the Board of Directors of InVivo Therapeutics Holdings Corp. (the “Company”), approved an amendment to the Company’s Bylaws, effective March 9, 2011, to amend and restate Article I, Section 1 thereof to allow the Board of Directors of the Company to designate the principal office of the Company and the registered agent of the Company from time to time. The principal office of the Company and the registered agent of the Company were previously fixed by Article I, Section 1 of the Company’s Bylaws.

The Amended and Restated Bylaws of the Company reflecting this amendment are filed as Exhibit 3.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibit listed in the Exhibit Index below is filed with this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InVivo Therapeutics Holdings Corp.

Date: March 15, 2011	By:	/s/ Frank M. Reynolds
Frank M. Reynolds
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of InVivo Therapeutics Holdings Corp.